UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2023

SIERRA BANCORP

(Exact name of registrant as specified in its charter)

California	000-33063	33-0937517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 North Main Street, Porterville, CA 93257
(Address of principal executive offices)	(Zip code)

(559) 782-4900

(Registrant’s telephone number including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BSRR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07submission of matters to a vote of security holders

The Company’s annual meeting of shareholders was held on May 24, 2023, at which time shareholders voted in favor of item 1, election of directors, item 2, approve the Company’s 2023 equity-based compensation plan, item 3, ratification of appointment of independent accountants, and item 4, advisory vote on executive compensation. In addition, for item 5, the advisory shareholder vote recommended a frequency of one-year to hold an advisory vote on executive compensation. Proxies were solicited by the Company’s management pursuant to Section 14 of the Securities Exchange Act of 1934, and regulations thereunder.

A total of 12,646,233 shares were represented and voting at the meeting, constituting 83.21% of the 15,197,158 issued and outstanding shares entitled to vote at the meeting. There was no solicitation in opposition to Management’s nominees for directorship as listed in the proxy statement, and all of such nominees were elected pursuant to the vote of shareholders. The vote on the election of the six nominees to serve as Class II directors for two-year terms was as follows:

1
	For	Percent Votes Cast “For”	Against and Withheld
Albert L. Berra	8,036,473	75.94%	2,545,929
Vonn R. Christenson	8,621,331	81.47%	1,961,071
Ermina Karim	8,649,527	81.74%	1,932,875
Julie G. Castle	8,600,178	81.27%	1,982,224
Laurence S, Dutto	8,649,006	81.73%	1,933,396
Gordon T. Woods	8,104,987	76.59%	2,477,415

There were 2,063,831 broker non-votes received with respect to this item.

The terms of the following directors continued after the shareholders’ meeting: James C. Holly, Susan M. Abundis, Morris A. Tharp, Lynda B. Scearcy, Kevin J. McPhaill, and Michele M. Gil.

The approval of the Company’s 2023 equity-based compensation plan was approved, with the number of shares cast as follows:

For:6,146,292

Against:4,338,368

Abstain:97,742

The number voting “for” constituted 58.08% of the total number of shares represented and voting at the meeting with respect to proposal 2. There were 2,063,831 broker non-votes with respect to this item.

The appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2023 was ratified, with the number of shares cast as follows:

For:11,547,804

Against:1,089,073

Abstain:9,356

The number voting “for” constituted 91.31% of the total number of shares represented and voting at the meeting with respect to proposal 3. There were no broker non-votes with respect to this item.

The advisory vote on executive compensation was approved, with the number of shares cast as follows:

For:7,857,712

Against:2,436,164

Abstain:288,526

The number voting “for” constituted 74.25% of the total number of shares represented and voting at the meeting with respect to proposal 4. There were 2,063,831 broker non-votes received with respect to this item.

The advisory vote on the frequency of holding an advisory vote on executive compensation was as follows:

1
	1 year	2 years	3 years	Abstain
Number of Shares	9,149,505	84,963	1,066,878	281,056
Percent of Voted	86.46%	0.80%	10.08%	2.66%

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Executive Vice President & Chief Financial Officer
Dated: May 25, 2023	SIERRA BANCORP By: /s/ Christopher G. Treece Christopher G. Treece Executive Vice President & Chief Financial Officer